Ocean Park Tactical Municipal Fund

Class A Shares	STMKX
Class C Shares	STMHX
Special Shares	STMYX
Investor Class	STMNX
Instl Class	STMEX

Summary Prospectus

January 28, 2026

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated January 28, 2026, along with the Fund’s annual report dated September 30, 2025, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.oceanparkmutualfunds.com/fund-documents/. You can also obtain these documents at no cost by calling 1-866-738-4363 or by sending an email request to fulfillment@ultimusfundsolutions.com.

Investment Objectives: The Fund has two objectives, to provide total return and to limit exposure to downside risk.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in How to Purchase Shares on page 62 of the Prospectus and in Purchase, Redemption and Pricing of Shares on page 56 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Special Shares	Investor Class	Instl Class
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	3.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of purchase price or redemption proceeds)	1.00%	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None	None
Redemption Fee (as a % of amount redeemed, if applicable)	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.40%	None
Other Expenses	0.34%	0.34%	0.23%	0.33%	0.34%
Interest Expense	0.01%	0.01%	0.01%	0.01%	0.01%
Remaining Other Expenses	0.33%	0.33%	0.33%	0.33%	0.33%
Acquired Fund Fees and Expenses(1)	0.57%	0.57%	0.57%	0.57%	0.57%
Total Annual Fund Operating Expenses	1.91%	2.66%	1.55%	2.05%	1.66%
Fee Waiver and Reimbursement(2)	(0.10)%	(0.10)%	(0.05)%	(0.10)%	(0.03)%
Total Annual Fund Operating Expenses after Fee Waiver and Reimbursement	1.81%	2.56%	1.50%	1.95%	1.63%
(1)	Acquired Fund Fees and Expenses are the estimated average indirect costs of investing in other investment companies (the “Underlying Funds”). The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(2)	Ocean Park Asset Management, LLC (the “Adviser”) has contractually agreed to waive its management fees and to make payments to limit Fund expenses, until January 31, 2027 so that the total annual operating expenses “(i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)) of the Fund do not exceed 1.23%, 1.98%, 0.92%, 1.38%, and 1.05%, for Class A, Class C, Special Shares, Investor Class and Institutional Class, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years (within the three years from the date when the amount is waived or reimbursed) if such recoupment can be achieved within the lesser of the foregoing expense limits or the then-current expense limits. This agreement may be terminated only by the Fund’s Board of Trustees, on 60 days’ written notice to the Adviser.
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Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, and that the Adviser’s fee waiver is only in effect for the term of the waiver. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$552	$943	$1,359	$2,516
Class C	$259	$817	$1,401	$2,986
Special Shares	$153	$485	$840	$1,841
Investor	$198	$633	$1,094	$2,371
Institutional	$166	$520	$899	$1,963

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 200% of the average value of its portfolio.

Principal Investment Strategies: The Fund utilizes a “fund of funds" structure. The Adviser seeks to achieve the Fund’s investment objectives by investing in mutual funds and exchange-traded funds (“ETFs”) that invest primarily invest in tax-exempt municipal bonds (“Underlying Municipal Bond Funds”), as well as municipal money market funds. “Tax exempt” refers to the exemption from federal income taxes of the dividends paid by the Underlying Funds, a benefit that will be passed through to shareholders as to ordinary dividends from the Fund.

Under normal circumstances, the Fund invests at least 80% of its net assets (defined as net assets plus the amount of any borrowing for investment purposes) in funds that primarily invest in municipal bonds or other municipal debt instruments.

The Adviser employs a proprietary trend following strategy to generate buy and sell signals for Underlying Municipal Bond Funds. The Adviser calculates upper and lower bands for each Underlying Municipal Bond Fund. The upper and lower bands are offset above and below a short-term exponential moving average. A “buy” signal, which identifies a potential uptrend for an Underlying Fund candidate, is determined by a security’s price rising above both the recent low of its upper band and a secondary moving average. The Adviser uses quantitative analysis to determine which Underlying Municipal Bond Funds to purchase.

An Underlying Municipal Bond Fund is sold when a security’s price falls below the recent high of its lower band (a “sell” signal), the goal being to limit drawdowns of the overall Fund. When a position is sold, the proceeds may be invested in an alternative Underlying Municipal Bond Fund or tax-free money market fund. The Adviser periodically reviews the allocation of the Underlying Municipal Bond Funds and may make adjustments to the Underlying Municipal Bond Fund holdings, including adding or removing Underlying Municipal Bond Funds.

The Fund invests in Underlying Municipal Bond Funds that may invest in high-yield municipal bonds as well as those that invest in investment-grade municipal bonds. The Fund does not have maturity or duration limitations with respect to holdings of the Underlying Municipal Bond Funds in which it invests. The Fund defines high yield (also known as "junk bonds") municipal bonds as fixed-income securities rated below investment grade and whose issuers generally have a non-investment grade rating or are not rated.

The Adviser may engage in frequent buying and selling of portfolio securities to achieve the Fund’s investment objectives.

It should be noted that (1) purchases and sales of municipal bonds by the Underlying Municipal Bond Funds will result in capital gains and losses, as to which net capital gains will be distributed to the Fund (typically at or near the end of each calendar year), distributed by the Fund to shareholders, and will not be tax exempt, and (2) that purchases and sales of Underlying Municipal Bond Funds by the Fund will also result in capital gains and losses, as to which net capital gains will be distributed to shareholders of the Fund at or near the end of each calendar year, and will not be tax exempt.

The Fund may engage in securities lending.

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Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance.

Performance of the Fund during future periods will definitely vary. Some months and some quarters will result in negative performance; indeed, some future years may have negative performance.

•	ETF Risk. Shares of ETFs may trade at a discount or a premium in market price if there is a limited market in such shares and are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. The index-tracking ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.
•	Fixed Income Risk. When the Fund invests in Underlying Funds that invest in fixed income securities, the value of your investment in the Fund will generally decline when interest rates rise. Defaults by fixed income issuers in which the Underlying Funds invest may also harm performance.
•	High Yield (Junk Bond) Risk. Underlying Fund investments in lower quality bonds, also known as “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce liquidity in these bonds. High yield bonds are considered speculative and issuers are more sensitive to economic conditions than high quality issuers and more likely to seek bankruptcy protection which will delay resolution of bondholder claims and may eliminate liquidity.
•	Interest Rate Risk. Fixed income securities are subject to the risk that securities could lose value because of interest rate changes. Fixed income securities with longer maturities are subject to greater price shifts as a result of interest rate changes than fixed income securities with shorter maturities.
•	Management Risk. The Adviser’s dependence on its investment strategy and judgments about the attractiveness, value and potential appreciation of particular mutual funds and ETFs in which the Fund invests will in some cases prove to be incorrect and have negative impacts on performance. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful.
•	Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years , such as a worldwide pandemic, terrorist attacks, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund. For example, the COVID-19 global pandemic had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long the impacts, of the events described above, will last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions you could lose your entire investment.
•	Municipal Risk. Municipal securities are subject to the risk that legislative changes and local and business developments may adversely affect the yield or value of the Fund’s investments in such securities. Municipal general obligation debt issuers may not be able to levy or collect enough taxes as necessary to make full and timely payments to investors. Municipal revenue obligation debt issuers may experience shortfalls in revenues, such as sales taxes, fuel taxes, or hotel occupancy taxes, generated by the particular project being financed. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in Underlying Municipal Bond Funds that invest in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.
•	Portfolio Turnover Risk. As to the portion of the portfolio invested in ETFs and other investment companies, turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs. The Fund’s investment style will result in most capital gains within the portfolio being realized as short-term capital gains.
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•	Tax Risk. Unlike funds that invest on a buy-and-hold basis, the Fund may incur a higher level of capital gains due to the Adviser’s tactical strategy of purchasing and selling underlying municipal bond funds. Distributions of the Fund’s realized capital gains will not be tax-exempt, and the Fund expects that most of its capital gains will be short-term, rather than long-term gains.
•	Underlying Fund Risk. Each Underlying Fund is subject to specific risks, depending on its investments. Underlying Funds are also subject to investment advisory fees and other expenses, which are indirectly borne by the Fund. As a result, your overall cost of investing in the underlying securities and other assets will be higher than the cost of investing directly in them and may be higher than other mutual funds that invest directly in securities.
•	Securities Lending Risk. Securities lending involves a possible delay in recovery of the loaned securities, a possible delay in receiving additional collateral (to cover an increase in the market value of the loaned securities or a decrease in the value of any securities collateral), or a possible loss of rights in the collateral should the borrower fail financially. There is a risk that a borrower may default on its obligations to return loaned securities, which could negatively impact the Fund. The Fund could also lose money if the value of the collateral decreases.
•	Whipsaw Risk. Whipsaw risk is the possibility of experiencing losses or missed gains when the market quickly reverses direction after a trend signal triggers an entry or exit. For example, an adviser might sell a security because a downtrend is detected, only to have the market rebound, forcing it to buy back at a higher price (loss or missed gain). Conversely, a fund could buy due to an uptrend, and the market reverses downward, resulting in a loss. As such, trend-following strategies may be subject to frequent losses from whipsaw movements, and the Fund may experience short-term losses due to sudden reversals in prevailing trends. Therefore, trend-following strategy results, such as those utilized by the Fund’s adviser may differ from traditional buy-and-hold strategies and shareholders should expect periods of underperformance due to rapid market fluctuations.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of Institutional Class shares of the Fund for each full calendar year since the Fund’s inception. The performance table compares the performance of the share classes of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by calling 1-866-738-4363 or visiting www.Ocean ParkMutualFunds.com.

Institutional Class Annual Total Return For Calendar Years Ended December 311

1	The returns are for Institutional Class, which would have substantially similar annual returns as the other share classes because the shares are invested in the same portfolio of securities and the returns for each class would differ only to the extent that the classes have different expenses.

Best Quarter:	4th Quarter 2023	7.22%
Worst Quarter:	1st Quarter 2020	(4.69)%

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Performance Table

Average Annual Total Returns

(For periods ended December 31, 2025)

	One Year	Five Years	Since Inception (12-27-18)
Institutional Class
Return before taxes	(1.12)%	0.99%	2.40%
Return after taxes on distributions	(1.14)%	0.62%	2.03%
Return after taxes on distributions and sale of Fund shares	0.68%	1.08%	2.15%
Class A shares
Return before taxes with sales load	(5.02)%	(0.40)%	1.35%
Class C shares*
Return before taxes	(2.04)%	0.03%	0.53%
Special Class shares
Return before taxes	(1.01)%	1.10%	2.52%
Investor Class
Return before taxes	(1.45)%	0.64%	2.03%
Bloomberg Municipal Bond Index	4.25%	0.80%	2.37%
*	Class C commenced operations on September 10, 2019.

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts (IRAs). After tax returns are not shown for Class A, I, A1 and I1 shares and would differ from those of Institutional Class shares.

The Bloomberg Municipal Bond Index, an unmanaged, broad-based market capitalization weighted index, has been selected as the Fund’s benchmark index. The Bloomberg Municipal Bond Index is a market-value-weighted index for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. The index does not take into account charges, fees, and other expenses, and investors cannot invest directly in an index.

Investment Adviser: Ocean Park Asset Management, LLC (the “Adviser”) is the Fund’s investment adviser.

Investment Adviser Portfolio Managers: Kenneth L. Sleeper, MBA, PhD, Managing Director; James St. Aubin, CFA®, CAIA®, Chief Investment Officer; and Ryan Harder, CFA®, Chief Investment Strategist, Portfolio Manager, are the portfolio managers of the Fund. Dr. Sleeper has served the Fund as portfolio manager since it commenced operations in December 2018. Mr. Harder has served the Fund as portfolio manager since January 2023. Mr. St. Aubin has served the Fund as portfolio manager since July 2024. Each portfolio manager is jointly and primarily responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares: For all Classes, the minimum initial investment is $10,000 and the minimum subsequent investment is $1,000. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by Automatic Clearing House (“ACH”), check or wire transfer. The Fund reserves the right to waive any investment minimum.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred account such as an IRA or 401(k). However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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